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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70754


SUPPLEMENT DATED AUGUST 26, 2003 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003, AS REVISED AUGUST 15, 2003

     o    AXA PREMIER VIP TRUST

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This Supplement updates certain information contained in the above-referenced
Statement of Additional Information ("SAI") of AXA Premier VIP Trust ("Trust"). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the SAI and retain it for future reference.


                        AXA MODERATE ALLOCATION PORTFOLIO


The information provided below replaces the information regarding the AXA Moderate Allocation Portfolio located on page 5 of the SAI under the heading "THE ALLOCATION PORTFOLIOS":

                  MODERATE ALLOCATION PORTFOLIO. The portfolio's objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and approximately 47.5% of its assets in Underlying Portfolios that emphasize fixed income investments.